Monteagle Funds
Monteagle Fixed Income Fund
Monteagle Informed Investor Growth Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
Monteagle Value Fund
(Collectively, the “Funds”)

Supplement dated January 1, 2013
to the Statement of Additional Information (SAI) dated December 28, 2012

The following is added at the end of the “Temporary Defensive Position” section on page 2 of the SAI: The Monteagle Informed Investor Growth Fund currently does not invest in leveraged or other ETFs that create indirect exposure for the Fund to “commodity interests” as defined in the CEA that would cause the Fund to be considered a “commodity pool” under that Act. As a result, fewer types of ETFs are available for the Sub-adviser to engage in the temporary measures described. This may potentially result in reduced performance returns and/or reduced risk to the Fund and its shareholders.

The following is added as the second sentence to the “Commodity Interests” section on page 6 of the SAI: The Funds also currently do not invest in other vehicles or investments that create indirect exposure for the Fund to “commodity interests” as defined in the CEA that would cause the Fund to be considered a “commodity pool” under that Act.

Monteagle Funds
1-888-263-5593
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